UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2020

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 19, 2020, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agent”), entered into Amendment No. 1 (the “Amendment”) to the Warrant Agreement, dated as of November 16, 2017 (the “Warrant Agreement”). The Amendment was entered into in connection with the previously announced business combination (the “Business Combination”) between Legacy and Onyx Enterprises Int’l, Corp. (“Onyx”) pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated September 18, 2020, by and among Legacy, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, Onyx and Shareholder Representative Services LLC.

Under the Amendment, subject to the closing of the Business Combination, (a) each outstanding public warrant sold as part of the units in the Company’s initial public offering pursuant to a prospectus dated November 21, 2017, (the “Public Warrants”), shall no longer be exercisable to purchase one-half share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the closing of the business combination (the “Closing”), the aggregate gross cash in the trust fund established by the Company for the benefit of its public stockholders (the “Trust Fund”) (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock (the “Public Warrant Amendment”) and (b) 2,912,230 of the outstanding warrants issued to Legacy Acquisition Sponsor I, LLC, a Delaware limited liability company (the “Sponsor”) in a private placement that occurred simultaneously with the Company’s initial public offering (the “private placement warrants”) which are beneficially owned by certain institutional investors of Sponsor (the “Beneficial Owners”) shall no longer be exercisable to purchase one-half share of Class A common stock for $5.75 per half-share (subject to adjustment as provided in Section 4 of the Warrant Agreement) and instead shall be converted solely into the right to receive (i) if, at the Closing, the aggregate gross cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is at least equal to $60 million, $0.35 in cash and 0.065 of a share of Class A common stock, (ii) if, at the Closing, the aggregate gross cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $60 million, but at least equal to $44 million, $0.25 in cash and 0.075 of a share of Class A common stock, or (iii) if, at the Closing, the aggregate gross cash in the Trust Fund (after all redemptions of shares of Class A common stock in connection with the Business Combination but including any proceeds received by the Company from any private offering) is less than $44 million, $0.18 in cash and 0.082 of a share of Class A common stock of the Company; provided, that if such Beneficial Owners cease to beneficially own any of such private placement warrants and the Sponsor becomes the beneficial owner of such private placement warrants, such private placement warrants shall be cancelled and no longer outstanding. Subject to the closing of the Business Combination, 14,587,770 private placement warrants held of record and beneficially owned solely by the Sponsor as of the date hereof shall be cancelled and no longer outstanding (the “Private Warrant Amendment” and, together with the Public Warrant Amendment, the “Warrant Amendments”). In addition, the Sponsor is cancelling 1,688,482 private placement warrants held on behalf of certain Beneficial Owners as required by the terms of the Sponsor’s limited liability company agreement.

Based upon the results of the tender offer, the Company expects that upon the Closing of the Business Combination, each outstanding Public Warrant and each of the 1,223,748 outstanding private placement warrants, shall be converted into the right to receive $0.18 in cash and 0.082 of a share of Class A common stock of the Company (or an aggregate of approximately $5,620,275 in cash and 2,560,347 in shares of Class A common stock).

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the form of Amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 4, 2020, the Company began soliciting written consents from the holders of its Public Warrants in lieu of a special meeting pursuant to the Consent Solicitation Statement on Schedule 14A filed with the Securities and Exchange Commission on November 4, 2020 (the “Consent Solicitation Statement”), and mailed to warrant holders on or about November 5, 2020, to approve the Warrant Amendments.

As of September 30, 2020 (the “Record Date”), the Company had 30,000,000 Public Warrants issued and outstanding. As of November 18, 2020, the Company had received 20,801,655 written consents approving the Warrant Amendments, amount to 69.40% of the Company’s issued and outstanding Public Warrants as of the Record Date. Because the Company received written consents approving the Warrant Amendments from warrant holders representing more than 65% of the Company’s issued and outstanding Public Warrants as of the Record Date, the Warrant Amendments were approved, and the consent solicitation terminated on November 19, 2020, as contemplated by the Consent Solicitation Statement.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated November 20, 2020 (the “Press Release”) issued by Legacy announcing that it entered into Amendment No. 1 to the Warrant Agreement.

Furnished as Exhibit 99.2 hereto is a press release, dated November 20, 2020 (the “Press Release”) issued by Legacy announcing the final results of its previously announced tender offer to purchase up to all 6,122,699 issued and outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were initially issued as part of units in Legacy’s initial public offering (such shares of Class A Common Stock, the “Public Shares”), at a purchase price of $10.5040 per Public Share, net to the seller in cash, without interest (the “Tender Offer”). The Tender Offer expired at 12:01 a.m. New York City time, on Thursday, November 19, 2020 (the “Expiration Time”). As of the Expiration Time, 5,153,781 or 84.1750% of the outstanding Public Shares had been validly tendered and delivered in the Tender Offer at or prior to the Expiration Time.

A copy of the Press Releases attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, are incorporated by reference herein.

The information in this Item 7.01 and incorporated by reference hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the New York Stock Exchange (“NYSE”). At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other under-represented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements, including Legacy’s expectations regarding the conversion ratio for the Public Warrants and private placement warrants pursuant to the respective Public Warrant Amendment and Private Warrant Amendment. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements.

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These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A common stock on the NYSE (or such other nationally recognized stock exchange on which shares of the post-acquisition company’s Class A common stock are then listed) following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares tendered in the tender offer by the holders of Legacy’s Class A common stock in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Definitive Information Statement on Schedule 14C and the Schedule TO that were filed with the SEC in connection with the Business Combination. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Amendment No. 1 to Warrant Agreement, dated November 20, 2020, by and between Legacy Acquisition Corp. and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent.
99.1*	Press Release of Legacy Acquisition Corp. dated November 20, 2020 Announcing Warrant Amendments.
99.2*	Press Release of Legacy Acquisition Corp. dated November 20, 2020 Announcing Final Results of Cash Tender Offer
104	Cover page Interactive Data File (embedded within the inline XBRL document)

*	Exhibit 99.1 and Exhibit 99.2 are, respectively, being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 or Exhibit 99.2 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

November 20, 2020	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

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